UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 6, 2013

____________

Echo Therapeutics, Inc.
 (Exact name of Company as specified in its charter)
____________

Delaware	000-23017	41-1649949
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8 Penn Center 1628 JFK Blvd., Suite 300 Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (215) 717-4100

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Information.

Reverse Stock Split

On June 7, 2013, Echo Therapeutics, Inc. (the “Company”) filed an Amendment to the Company’s Certificate of Incorporation with the Delaware Secretary of State to effect a 1-for-10 reverse stock split of the Company’s common stock, which was effective at approximately 8 a.m. on June 7, 2013.  As a result of the reverse stock split, every ten shares of the Company’s issued and outstanding common stock will be combined into one share of common stock and any fractional shares created by the reverse stock split will be rounded up to the nearest whole share.

The reverse stock split applies to the issuance of the Company’s common stock pursuant to stock options, restricted stock, convertible preferred stock, and warrants outstanding immediately prior to the effective date of the reverse stock split.  The reverse stock split will reduce the number of shares of the Company’s common stock outstanding from 60,535,169 shares on June 6, 2013 to approximately 6,053,517 shares.

Each shareholder’s percentage ownership interest in the Company and the proportional voting power remain unchanged after the reverse stock split, except for minor changes and adjustments resulting from rounding of fractional interest.  The rights and privileges of the holders of the Company’s common stock are unaffected by the reverse stock split.

Beginning with the opening of trading on June 7, 2013, the Company’s common stock will trade on the NASDAQ Capital Market on a split-adjusted basis.  The Amendment to the Company’s Certificate of Incorporation is filed as Exhibit 3.1 hereto.

Corporate Presentation at Jefferies 2013 Global Healthcare Conference

On June 6, 2013, Patrick Mooney, M.D., the Company’s President and Chief Executive Officer, presented at the Jefferies 2013 Global Healthcare Conference.  A copy of the presentation is attached as Exhibit 99.1 to this report.

Item 9.01.   Financial Statements and Exhibits.

 On June 6, 2013, the Company issued a press release regarding the reverse stock split.  A copy of the press release is attached as Exhibit 99.2 to this report.

The Exhibits listed in the Exhibit Index immediately preceding such Exhibits are filed with or incorporated by reference in this report.

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHO THERAPEUTICS, INC.
Dated: June 7, 2013	By: /s/ Patrick T. Mooney
Patrick T. Mooney
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment to the Company’s Certificate of Incorporation filed on June 7, 2013.
99.1	The Company’s Corporate Presentation at the Jefferies 2013 Global Healthcare Conference.
99.2	Press Release issued by the Company on June 6, 2013.